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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 11-K into GTE Corporation's previously filed Registration Statements on Form S-8 (File Nos. 33-65025 and 333-43025).




                                               ARTHUR ANDERSEN LLP


Dallas, Texas
June 25, 1999